SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On July 2, 2020, CNH Industrial Capital LLC issued $600 million of notes at an annual fixed rate of 1.950% due in 2023 at an issue price of 99.370% of their principal amount.
On July 20, 2020, CNH Industrial announced its intention, subject to clearance from South Africa’s Competition Commission, to expand its direct presence in Southern Africa’s agriculture and construction equipment sectors, through an agreement to acquire full control of an Agriculture and Construction commercial distribution network in Southern Africa, with the planned purchase of four divisions of Capital Equipment Group (CEG), previously owned by Invicta Holdings Limited. The acquired divisions will form part of a fully-owned CNH Industrial legal entity based in South Africa.
On July 22, 2020, CNH Industrial confirmed that a number of the Group's offices in Europe have been visited by investigators in the context of a request for assistance by the public prosecutors of Frankfurt am Main and Turin in relation to an alleged noncompliance of two engines produced by FPT Industrial S.p.A., a wholly owned subsidiary of the Company. The Company immediately made itself available to these investigators, providing its full cooperation. CNH Industrial is examining the relevant documentation in order to properly address the requests received. Although at the date thereof the Company has no evidence of any wrongdoing, the extent and outcome of these requests and related legal proceedings cannot be predicted at this time.